Exhibit 10.26AN

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-SIXTH AMENDMENT TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN

CSG SYSTEMS, INC. AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Forty-Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

1.

Customer desires to use and CSG agrees to provide an enhancement (the “[********] Biller Historical Data Enhancement”) to make historical order and payment account data (the “Historical Data”) currently residing on [********** ***** ***** ******** ******** (“******** ******]”) received by CSG from Customer to be uploaded and hosted on the OAAT Server by CSG for the purpose of making the migrated Non-ACP Subscriber Historical Data available to and accessible by Customer via ACSR®.

2.

As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1, “CSG Services,” Subsection X, “Custom Implementation Services,” is amended to add a new subsection R, “[********] Biller History Enhancement,” as follows:

R. [********] Biller Historical Data Enhancement

Description	Frequency	Fee
1. Implementation and Set Up Fee (Note 1)	[********]	[*****]
2. [********] Biller Historical Data File Upload (Note 2)	[*** ******]	$[*********]
3. Maintenance and Support Fee (Note 3)	[*******]	$[********]
4. Hosting Fee (Note 4)	[*******]	[*****]

Note 1: Implementation and set up for the [********] Biller Historical Data Enhancement shall be documented in that certain Statement of Work, “Implement ACSR® Window for [********] Biller History Enhancement” (CSG document no. 4136336) to be executed by CSG and Customer. Note 2: CSG will upload the [********] Biller Historical Data to ACP when Customer provides CSG with a data extract file containing the Historical Data of the [********] Biller following each programmatic data migration. The parties agree that the [********] Biller Historical Data File Upload Fee will be waived for the initial upload.

Note 3: Maintenance and Support Fees will be limited to [*** (**) ***** *******; support in excess of *** (**) ***** in a *****] shall be set forth in a Statement of Work or a Letter of authorization and shall be provided at Customer’s then-current Technical Services fees.

Note 4: CSG will host the [********] Biller Historical Data Enhancement on its Order Account Audit Tool (“OAAT”) environment, described in Section X, Subsection G of this Schedule F at [** ********** ******* ***]; provided, however, in the event [******** ************ ***] of such OAAT services and hosting, the Hosting Fee for the [********] Biller Historical Data Enhancement shall be subject to the Hosting Fee mutually agreed by the parties at the time of such [**************]. If the parties are unable to mutually agree upon such Hosting Fee for the [********] Biller Historical Data Enhancement within [****** (**) **** following ********** **************] of the OAAT services and hosting, CSG shall, at its sole option, [*********** ********* ** ******* ********] for the [********] Biller Historical Data Enhancement upon [****** (**) *****] prior written notice to Customer.

Exhibit 10.26AN

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Nov 4, 2020	Date: Nov 4, 2020